Exhibit 99.1

FORM OF INSTRUCTIONS FOR USE OF PROSPECT GLOBAL RESOURCES INC.

RIGHTS CERTIFICATES

CONSULT THE SUBSCRIPTION AGENT OR

YOUR BANK OR BROKER AS TO ANY QUESTIONS

The following instructions relate to the offering (the “Rights Offering”) of rights (the “Rights”) by Prospect Global Resources Inc. (“we”, “us”, “our” or the “Company”) to the holders of record of our common stock, par value $0.001 per share (the “Common Stock”) (collectively, the “Record Holders”) as described further in the Company’s prospectus supplement dated May 22, 2013 and the accompanying prospectus (together, the “Prospectus”).

In the Rights Offering, we are distributing, at no charge, to holders of our Common Stock as of 5:00 p.m., New York City time, on May 16, 2013 (the “Record Date”), Rights to purchase units (“Units”) at a subscription price of $0.22 per Unit.  You will receive 0.751 of a Right for every share of Common Stock that you owned on the Record Date.  Each Right will entitle a holder to purchase one Unit, consisting of one share of Common Stock and one-half a warrant to purchase one share of Common Stock (the “Right”).

We will issue up to a total of 55,162,988  Units in the Rights Offering, consisting of an aggregate of up to 55,162,988 shares of Common Stock and warrants representing the right to purchase up to 27,581,494 shares of Common Stock, for an aggregate purchase price of up to $12,135,858.

Record Holders will only be entitled to purchase whole Units.  Rights must be exercised in multiples of two so that no fractional shares of Common Stock will be issued in connection with the exercise of a warrant issued in the Rights Offering.  Any excess subscription payments that the subscription agent receives will be returned, without interest or deduction, as soon as practicable.

For example, if you owned 1000 shares of Common Stock on the Record Date, you would receive 751 Rights, of which you could exercise 750, and if you chose to exercise all 750 Rights, you would be required to pay an aggregate subscription price of $165.00 and would receive 750 shares of Common Stock and warrants to purchase 375 shares of Common Stock at an exercise price of $0.35 per share.

Each holder of Rights who fully exercises its Rights (after giving effect to any permitted distributions) will be eligible to subscribe to purchase additional Units, subject to the conditions and limitations described further in the Prospectus (the “Over-subscription Right”).

The Rights held by each Record Holder are evidenced by a rights certificate (the “Rights Certificate”) registered in the Record Holder’s name.  The Rights are non-transferable; provided, however, that your Rights may be transferred by operation of law; for example, a transfer of Rights to the estate of the recipient upon the death of the recipient would be permitted.

The Rights will expire if not exercised prior to 5:00 p.m.  New York City time on June 6, 2013, unless we extend the period of the Rights Offering beyond such date (as such date may be extended, the “Expiration Date”).  Each Record Holder will be required to submit payment in full for all of the Units that the Record Holder wishes to purchase pursuant to the Rights and the Over-subscription Right before the Expiration Date.

The number of Rights to which you are entitled and the corresponding number of Units that you may subscribe to purchase under your Rights are printed on the face of your Rights Certificate.  You should indicate your wishes with regard to the exercise of your Rights, including any additional investment in

Units you wish to make pursuant to the Over-subscription Right, by completing the appropriate portions of your Rights Certificate and returning the Rights Certificate to the Subscription Agent in the envelope provided.

THE RIGHTS CERTIFICATE OR NOTICE OF GUARANTEED DELIVERY, IN EITHER CASE ACCOMPANIED BY FULL PAYMENT OF THE AGGREGATE SUBSCRIPTION PRICE FOR ALL UNITS SUBSCRIBED FOR UNDER THE RIGHTS AND ANY ADDITIONAL UNITS SUBSCRIBED FOR PURSUANT TO THE OVER-SUBSCRIPTION RIGHT, INCLUDING FINAL CLEARANCE OF ANY UNCERTIFIED PERSONAL CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.  ONCE A RECORD HOLDER HAS EXERCISED ANY RIGHTS, SUCH EXERCISE MAY NOT BE CANCELLED, REVOKED OR OTHERWISE AMENDED.  RIGHTS THAT ARE NOT EXERCISED PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE WILL EXPIRE.

1.                                      Method of Subscription — Exercise of Rights

To exercise your Rights, complete your Rights Certificate and send the properly completed and executed Rights Certificate evidencing such Rights, together with payment in full of the total required subscription amount for all of the Units you intend to purchase under your Rights and any additional shares you wish to subscribe for pursuant to the Over-subscription Right, to the Subscription Agent, by no later than 5:00 p.m., New York City time, on the Expiration Date.  Your full payment will be held in a segregated account to be maintained by the Subscription Agent.  All payments must be made in U.S. dollars by (i) uncertified check draw against a U.S. bank payable to “Corporate Stock Transfer, Inc.”, or (ii) certified or cashier’s check or bank draft drawn against a U.S. bank and payable to “Corporate Stock Transfer, Inc.”  Payments will be deemed to have been received upon clearance of any uncertified check or receipt by the Subscription Agent of any certified check or bank draft drawn upon a U.S. bank.  If you pay by uncertified check, please note that your payment may take five or more business days to clear.  Accordingly, if you wish to pay your subscription amount by means of uncertified personal check, we urge you to deliver your payment to the Subscription Agent sufficiently in advance of the Expiration Date to ensure that your payment is received and clears by the Expiration Date, and we also urge you to consider making your payment by means of a certified or cashier’s check.

Delivery by first class mail, by overnight courier or by hand delivery of the signed, completed Rights Certificate (with any signatures required to be guaranteed so guaranteed) and accompanied by payment in full for the shares subscribed for, must be received by the Expiration Date, unless extended, at:

Corporate Stock Transfer, Inc.
Attn: Operations Department
3200 Cherry Creek South Drive, Suite 430
Denver, Colorado 80209

If you send your Rights Certificate(s) and subscription price payment by mail, we recommend that you send them by registered mail, properly insured, with return receipt requested. Rights not exercised prior to the Expiration Date will expire without value. (Note: Delivery other than in the manner or to the address listed above will not constitute valid delivery.) Do not send this Rights Certificate or payment to the Company.

If you have any questions, require any assistance in exercising your Rights, or require additional copies of relevant documents, please contact the subscription agent for the Rights Offering, Corporate Stock Transfer, Inc. (the “Subscription Agent”) at 303-282-4800.

By making arrangements with your bank or broker for the delivery of funds on your behalf, you may also request such bank or broker to exercise the Rights Certificate on your behalf.  Alternatively, you may request a member firm of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (each an “Eligible Institution”), to deliver a written guarantee in the form included with these instructions (the “Notice of Guaranteed Delivery”), together with payment in full of your total subscription amount, to the Subscription Agent by no later than 5:00 p.m., New York City time, on the Expiration Date.  Such Notice of Guaranteed Delivery must state your name, the number of Rights represented by your Rights Certificate, the number of Units that you intend to purchase under your Rights, the number of additional Units, if any, that you request to purchase pursuant to the Over-subscription Right, and that you will guarantee the delivery to the Subscription Agent of a properly completed and executed Rights Certificate evidencing such Rights by no later than three business days after the date the Notice of Guaranteed Delivery is submitted.  If this procedure is followed, the properly completed Rights Certificate evidencing the Rights that you intend to exercise must be received by the Subscription Agent within three business days after the date the Notice of Guaranteed Delivery is submitted.  The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as the Rights Certificate at the address set forth above or may be transmitted, if transmitted by an Eligible Institution, to the Subscription Agent by facsimile transmission to facsimile no. 303-282-5800.  You should confirm receipt of all facsimile transmissions by calling the Subscription Agent at 303-282-4800.  Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Subscription Agent by calling the Subscription Agent at 303-282-4800.

If you do not indicate the number of Rights being exercised, or do not send full payment of the total subscription amount, then you will be deemed to have exercised the maximum number of Rights that may be exercised with the amount of payment that you delivered to the Subscription Agent.  If the Subscription Agent does not apply your full subscription payment to your purchase of Units, any excess subscription payment received by the Subscription Agent will be returned to you, without interest, as soon as practicable following the completion of the Rights Offering.

Brokers, custodian banks, and other nominee holders of Rights who exercise the Rights on behalf of beneficial owners of Rights will be required to certify to the Company and the Subscription Agent, with respect to each beneficial owner of Rights (including such nominee itself) on whose behalf such nominee holder is acting, as to the aggregate number of Rights that have been exercised and the corresponding number of Units subscribed for pursuant to the Rights and, in connection with any subscription request pursuant to the Over-subscription Right, the number of Units subscribed for pursuant to the Over-subscription Right.

As described further in the Prospectus, the availability of Units that may be issued by the Company in connection with the Over-subscription Right will depend on the number of Units subscribed for by Record Holders under the Rights.

2.                                      Issuance of Common Stock and Warrants

The following deliveries and payments will be made to the address shown on the face of your Rights Certificate, unless you provide instructions to the contrary in your Rights Certificate.

(a)                                 Rights.  As soon as practicable after the Expiration Date and the valid exercise of your Rights, the Subscription Agent will credit your account with the shares of Common Stock and warrants you have purchased pursuant to your Rights.

(b)                                 Over-subscription Right.  As soon as practicable after the Expiration Date and after all pro-rations and adjustments contemplated by the terms of the Rights Offering have been effected, the Subscription Agent will credit your account with the shares of Common Stock and warrants, if any, allocated to you pursuant to validly exercised and accepted subscription requests pursuant to the Over-subscription Right.

(c)                                  Excess Cash Payments.  As soon as practicable after the Expiration Date and after all pro-rations and adjustments contemplated by the terms of the Rights Offering have been effected, any excess subscription payment that you have paid to the Subscription Agent will be returned, without interest or penalty, to you.

3.                                      Execution

(a)                                 Execution by Registered Holder.  The signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever.  Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(b)                                 Execution by Person Other than Registered Holder.  If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same, unless, for good cause, the Subscription Agent dispenses with proof of authority.

4.                                      Permitted Distributions of Rights

The Rights are non-transferable; provided, however, that your Rights may be transferred by operation of law; for example, a transfer of Rights to the estate of the recipient upon the death of the recipient would be permitted. Rights will not be listed for trading on the NASDAQ Capital Market, any other stock exchange or market, or on the OTC Bulletin Board.

5.                                      Method of Delivery

The method of delivery of Rights Certificates and payment in full of the total subscription amount to the Subscription Agent will be at the election and risk of the holders of the Rights.  We recommend that you send your Rights Certificate and subscription payment by overnight courier or by registered mail, properly insured, with return receipt requested, and that you allow a sufficient number of days to ensure delivery to the Subscription Agent and clearance of payment prior to the Expiration Date.  We urge you to consider using a certified or cashier’s check to ensure that the Subscription Agent receives your funds prior to the Expiration Date.  If you send an uncertified personal check, payment will not be deemed to have been received by the Subscription Agent until the check has cleared, which may take five or more business days, but if you send a certified check or a bank draft drawn upon a U.S. bank, payment will be deemed to have been received by the Subscription Agent immediately upon receipt of your payment.  If you wish to pay your subscription payment by means of an uncertified personal check, we urge you to deliver your payment to the Subscription Agent sufficiently in advance of the Expiration Date to ensure that your payment is received and clears by the Expiration Date.

6.                                      Special Provisions Relating to the Delivery of Rights through the Depository Trust Company

In the case of Rights that are held of record through The Depository Trust Company (“DTC”), exercises of the Rights and any subscription requests pursuant to the Over-subscription Right may be effected by instructing DTC to transfer the Rights from the DTC account of such holder to the DTC account of the Subscription Agent and by delivering to the Subscription Agent the required certification as to the number of Units subscribed for under the Rights and the number of any additional shares subscribed for pursuant to the Over-subscription Right by each beneficial owner of Rights on whose behalf such nominee is acting, together with payment in full of the total subscription amount for all of the Units subscribed for under the Right and pursuant to the Over-subscription Right on behalf of such beneficial owner.

7.                                      Questions

If you have any questions, require any assistance in exercising your Rights, or require additional copies of relevant documents, please contact the subscription agent for the Rights Offering, Corporate Stock Transfer, Inc. (the “Subscription Agent”) at 303-282-4800.